Sentinel Variable Products Trust

Supplement dated December 18, 2008
to the Prospectus dated May 1, 2008

The first paragraph under the heading “Who Manages the Funds?-Portfolio Managers” is deleted and replaced with the following:

Sentinel’s staff is organized as six teams. The International Team is headed by Katherine Schapiro.
The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Small/Mid Cap Team is headed by Charles C. Schwartz and Betsy
Pecor. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The paragraph titled “Mid Cap Growth Fund” under the heading “Who Manages the Funds?-Portfolio
Managers” is deleted and replaced with the following:

Mid Cap Growth Fund
Ms. Pecor and Mr. Schwartz co-manage the Mid Cap Growth Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2008. She holds the
Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since
1996 and has co-managed the Fund since 2008. He holds the Chartered Financial Analyst designation.

The table and footnotes within the section entitled “How Has Each Fund Performed- Average Annual Total
Return Tables” comparing, for the periods shown, the average annual return of an appropriate broad-based securities market index with the average annual return of each Fund is deleted and replaced with the following:

	Past	Past	Since Inception
For the periods ended December 31, 2007	One	Five
	Year	Years
Balanced Fund	8.44%	-	10.90%[1]

Standard & Poor’s 500 Index[3]	5.49%	-	11.61%[1]
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	-	4.93%[1]

Bond Fund	7.05%	-	5.14%[1]
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	-	4.93%[1]
Lehman Brothers U.S. Mortgage Backed
Securities Index [5,10]	6.90%	-	5.23%[1]

Lehman Brothers U.S. Fixed-Rated Mortgage-

Backed Securities (MBS) Index[6,10]	6.96%		5.19% [1]

Common Stock Fund	10.21%	14.70%	6.71%[2]
Standard & Poor’s 500 Index[3]	5.49%	12.83%	3.33%[2]

Mid Cap Growth Fund	22.00%	16.33%	3.11%[2]
Russell Midcap Growth Index[7]	11.43%	17.90%	4.76%[2]

Money Market Fund	4.70%	2.77%	2.74%[2]

Small Company Fund	8.60%	17.15%	11.40%[2]
Russell 2000 Index[8]	-1.57%	16.25%	9.31%[2]
Standard & Poor’s SmallCap 600 Index[9]	-0.30%	16.04%	11.40%[2]

[1]	From inception on August 1, 2003.
[2]	From inception on November 30, 2000. Morningstar category return is for the period beginning December 1, 2000.
[3]	The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

[4]	The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
5	The Lehman Brothers U.S. Mortgage Backed Securities Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GMNA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
[6]	The Lehman Brothers U.S. Fixed-Rated Mortgage Backed Securities (MBS) Index covers the fixed-rate agency mortgage-backed securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
[7]	The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.
[8]	The Russell 2000™ Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
[9]	The Standard & Poor’s SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.
[10]	The Bond Fund is replacing the Lehman Brothers U.S. Fixed-Rated Mortgage Backed Securities (MBS) Index with the Lehman Brothers U.S. Mortgage Backed Securities Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

The paragraph titled “ Money Market Fund” under the heading “Who Manages the Funds?-Portfolio
Managers” is deleted and replaced with the following:

Money Market Fund
David M. Brownlee manages the Money Market Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since May 2008. Mr. Brownlee holds the Chartered Financial Analyst designation.

The Sentinel Variable Products Trust

Supplement dated December 18, 2008 to the
Statement of Additional Information dated May 1, 2008

Effective immediately Betsy Pecor and Charles Schwartz co-manage the Mid Cap Growth Fund.